EXHIBIT 10.33


                                 August 3, 2006


Media & Entertainment Holdings, Inc.
4429 Edmondson Avenue
Dallas, Texas 75205

Ladenburg Thalmann & Co. Inc.
153 East 53rd Street
New York, New York 10022

            Re: Media & Entertainment Holdings, Inc. (the "Company")

Gentlemen:

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby: (i) acknowledges that the Securities and Exchange Commission has taken the position that Section 4(1) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 144 under the Securities Act are not available in connection with any resale or other disposition of his or its (A) shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), which the undersigned owns as of the date hereof (and any other shares of Common Stock that may be acquired by the undersigned prior to completion of the Company's initial public offering),
(B) Company warrants, each of which entitles the holder thereof to purchase one share of Common Stock, which the undersigned has agreed to purchase in a private placement transaction at a price of $1.00 per share concurrently with the consummation of the Company's initial public offering (the "Private Warrants"), and (C) shares of Common Stock underlying the Private Warrants, notwithstanding technical compliance therewith, and, therefore, such securities can only be resold or otherwise disposed of through registration under the Securities Act; and (ii) agrees that he or it shall not resell or otherwise dispose of his or its (A) shares of Common Stock owned as of the date hereof (and any other shares of Common Stock that may be acquired by the undersigned prior to completion of the Company's initial public offering), (B) Private Warrants to be purchased in such above-referenced private placement, and (C) shares of Common Stock underlying the Private Warrants to be purchased in such above-referenced private placement, either at any time prior to consummation of the Company's initial public offering or after consummation of the Company's initial public offering, including, without limitation, after the expiration of the applicable lock-up in respect of such securities (i.e., 90 days after completion of the Company's initial business combination, with respect to the Private Warrants and the shares of Common Stock underlying the Private Warrants, and 12 months after completion of the Company's initial business combination, with respect to all shares of Common Stock held by the undersigned as of the date hereof) without registration under the Securities Act.

                                                   Very truly yours,


                                                    /s/ Herbert A. Granath
                                                   -----------------------------
                                                   Herbert A. Granath

                                                    /s/ Harvey M. Seslowsky
                                                   -----------------------------
                                                   Harvey M. Seslowsky

                                                    /s/ Robert C. Clauser, Jr.
                                                   -----------------------------
                                                   Robert C. Clauser, Jr.

                                                    /s/ Bruce Maggin
                                                   -----------------------------
                                                   Bruce Maggin

                                                   TRANSMEDIA CORPORATION

                                                   By:  /s/ Harvey M. Seslowsky
                                                       -------------------------
                                                   Name:  Harvey M. Seslowsky
                                                   Title: President

                                                   HEARST CORPORATION

                                                   By:  /s/ Robert J. Doerfler
                                                       -------------------------
                                                   Name:  Robert J. Doerfler
                                                   Title: Senior VP and CFO


Agreed and Accepted:

MEDIA & ENTERTAINMENT
HOLDINGS, INC.

By:  /s/ Harvey M. Seslowsky
    ----------------------------
Name:  Harvey M. Seslowsky
Title: President and Chief Operating Officer


LADENBURG THALMANN & CO. INC.

By:  /s/ Steven Kaplan
    ----------------------------
Name:  Steven Kaplan
Title: Managing Director